UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Targa Resources Corp. (“TRC” or the “Company”) is filing this Current Report on Form 8-K to update Items 1, 6, 7 and 8 of its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission on February 29, 2016 (the “2015 Form 10-K”). These updates are being made to reflect a change in segment reporting effective for 2016, and to reflect the retrospective application upon adoption, effective January 1, 2016, of ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The Company is filing this Form 8-K to provide investors with recast financial information from prior periods in order to assist them in making comparisons of financial information for current and future periods with financial information for such prior periods.

During the first quarter of 2016, management reevaluated our reportable segments and determined that our previously disclosed divisions were the appropriate level of disclosure for our reportable segments. The Gathering and Processing division was previously disaggregated into two reportable segments—(a) Field Gathering and Processing and (b) Coastal Gathering and Processing. The Logistics and Marketing division (also referred to as the Downstream Business) was previously disaggregated into two reportable segments—(a) Logistics Assets and (b) Marketing and Distribution. The segment information included in the consolidated financial statements in the 2015 Form 10-K has been recast to conform to the current segment reporting structure. The information is attached to this Current Report on Form 8-K as Exhibit 99.1.

ASU 2015-03 requires that debt issuance costs related to a recognized debt liability (other than revolving credit facilities) be presented in the Consolidated Balance Sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company’s consolidated financial statements included in the 2015 Form 10-K have been recast to give effect to the retrospective presentation requirements of ASU 2015-03. Such information is attached to this Current Report on Form 8-K as Exhibit 99.1.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 29, 2016. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016 (the “Form 10-Q”) and other filings with the SEC.

The information in this Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K, the Form 10-Q and other documents filed by the Company with the SEC subsequent to February 29, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Updates to Annual Report on Form 10-K for the Year Ended December 31, 2015

Part I. Item 1. Business

Part II. Item 6. Selected Financial Data

Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II. Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President and Chief Financial Officer

Dated: May 23, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Updates to Annual Report on Form 10-K for the Year Ended December 31, 2015

Part I. Item 1. Business

Part II. Item 6. Selected Financial Data

Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II. Item 8. Financial Statements and Supplementary Data

4